Exhibit 10.1

AMENDMENT TO SERIES C COMMON STOCK PURCHASE WARRANT

This AMENDMENT TO SERIES C COMMON STOCK PURCHASE WARRANT (this “Amendment”) is entered into as of May __, 2025 (the “Effective Date”), by and between Peraso Inc., a Delaware corporation (the “Company”), and the holder (the “Holder”) of the Warrant (as defined below). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Warrant.

WHEREAS, on November 6, 2024, the Company issued a Series C Common Stock Purchase Warrant to the Holder, which entitles the Holder to purchase shares of common stock of the Company pursuant to the terms and conditions therein (as amended, modified, supplemented, or restated from time to time, the “Warrant”); and

WHEREAS, the parties hereto desire to amend the Warrant as provided herein to extend the Termination Date of the Warrant.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that:

1.	Amendment. As of the Effective Date, the definition of “Termination Date” in the preamble of the Warrant is hereby amended by deleting the reference to “May 6, 2025” therein and replacing such reference with “August 4, 2025”.

2.	No Other Amendments. Unless expressly amended by this Amendment, the terms and provisions of the Warrant shall remain in full force and effect.

3.	Conflicting Terms. Wherever the terms and conditions of this Amendment and the terms and conditions of the Warrant are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the Warrant.

4.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflicts of law principles thereof.

5.	Counterparts. This Amendment may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Peraso Inc.

By:
	Name:	James Sullivan
	Title:	Chief Financial Officer

Name of Holder:

By:
Name:
Title:

[Signature Page to Amendment to Series C Common Stock Purchase Warrant]